News Release

Mirion to Detail Financial Targets and Long-term Strategy at Today’s Investor Day
Leadership team to outline unique position within growing nuclear and cancer care markets
Atlanta, GA – December 3, 2024 – Mirion (“we” or the “company”) (NYSE: MIR), a leading provider of radiation safety solutions supporting advancements in nuclear power and cancer care, will host an Investor Day today, December 3, 2024, at 2:00pm ET. The event will be held at the New York Stock Exchange in New York, NY. In-person attendance requires prior registration. Interested parties may access the livestream of the event, related published materials and a replay of the event by accessing Mirion’s IR website at ir.mirion.com.
The event will feature presentations by members of Mirion’s leadership team, followed by a live question-and-answer session.
The Mirion management team will discuss the company’s updated strategic and financial outlook, including:
•Promising market tailwinds supporting nuclear power growth opportunities amidst new builds, the installed base and small modular reactor development;
•An update on cancer care market dynamics in both radiation therapy and nuclear medicine;
•A discussion of the company’s commitment to commercial and operational excellence;
•Advancements in digital and innovation strategies taking shape across the enterprise;
•Initial 2025 guidance and a long-term financial outlook for 2028;
•The announcement of an anti-dilutive and opportunistic share repurchase program; and
•An update to the company’s capital allocation strategy.
“This is a very exciting time in Mirion’s history, and I am thrilled to share our updated strategy and outlook with the investment community,” stated Mirion’s CEO, Thomas Logan. “We are uniquely positioned in the middle of two super trends taking place in nuclear power and cancer care, which I expect to deliver robust growth for the business in the years to come. With our focus on commercial and operational excellence, I am confident in our approach to expand and protect shareholder value in the short- and longer-term.”
Financial Projections
2028 Long-Term Financial Outlook
At the Investor Day, Mirion will provide its 2028 long-term financial outlook, including projected:
•Revenue of approximately $1.1 billion by 2028, assuming approximately 6% - 8% organic revenue growth
•Adjusted EBITDA margin of approximately 30% by 2028
•Adjusted Free Cash Flow Conversion of approximately 60% of adjusted EBITDA by 2028; interim target of approximately 50% of adjusted EBITDA by 2026
Organic revenue growth guidance excludes the impact of foreign exchange rates as well as any mergers, acquisitions and divestitures. Other modeling and guidance assumptions will be included in the appendix of the Investor Day presentation.

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Initial 2025 Financial Guidance
In addition, Mirion will provide initial 2025 financial guidance, including:
•Organic revenue growth of approximately 5.5% - 7.5%; includes an approximately 30 basis point lasers business divestiture headwind from 2024
•Revenue growth of approximately 4.0% - 6.0%; includes a foreign exchange rate headwind of approximately 150 basis points
•Adjusted EBITDA and adjusted EBITDA margin of approximately $215 million - $230 million and 24.5% - 25.5%, respectively; includes a foreign exchange rate headwind to adjusted EBITDA of approximately $3.5 million
•Adjusted Free Cash Flow of approximately $85 million - $110 million; adjusted Free Cash Flow Conversion of approximately 39% - 48% of Adjusted EBITDA
•Assumes a 1.05 Euro-to-USD foreign exchange rate
The company’s guidance contains forward-looking statements and actual results may differ materially as a result of known and unknown uncertainties and risks, including those set forth below under the heading “Forward-Looking Statements.” In addition, forward-looking non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in projecting and quantifying the various adjusting items necessary for such reconciliations, such as stock-based compensation expense, amortization and depreciation expense, merger and acquisition activity and purchase accounting adjustments, that have not yet occurred, are out of Mirion’s control, or cannot be reasonably predicted. Accordingly, reconciliations of our guidance for organic and inorganic revenue, adjusted EBITDA, adjusted EPS and adjusted free cash flow are not available without unreasonable effort.
Strategic Partnership
Memorandum of Understanding Signed with Electronics Corporation of India Ltd
Mirion signed, with its Indian partner AdvanceTech, a Memorandum of Understanding with Electronics Corporation of India Ltd (ECIL) the leading player in this market, to support the rapid growth of India's nuclear sector. This partnership will leverage Mirion's expertise in advanced radiation monitoring systems and ECIL’s local manufacturing and market insights to jointly fabricate, assemble, test, and supply radiation monitors. Through this collaboration, both companies aim to address the demands of India’s nuclear infrastructure expansion.
Share Repurchase Program
Will announce a $100 million share repurchase program
The company will also announce a share repurchase program for up to $100 million of the currently outstanding shares of the company’s Class A common stock, as approved by the Board of Directors of the company. The share repurchase program is designed to mitigate the going forward dilutive impact of shares issued under the company’s 2021 Omnibus Incentive Plan and to provide management with capital structure flexibility while concurrently managing objectives related to balance sheet leverage, acquisition opportunities, and shareholder returns. Under the share repurchase program, the company intends to repurchase shares through open market purchases, privately negotiated transactions, block purchases or otherwise in accordance with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934 (the “Exchange Act”).

The Board also authorized the company to enter into written trading plans under Rule 10b5-1 of the Exchange Act. Adopting a trading plan that satisfies the conditions of Rule 10b5-1 allows a company to repurchase its shares at times when it might otherwise be prevented from doing so due to self-imposed trading blackout periods or pursuant to insider trading

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laws. Under any Rule 10b5-1 trading plan, the company’s third-party broker, subject to United States Securities and Exchange Commission regulations regarding certain price, market, volume and timing constraints, would have authority to purchase the company’s Class A common stock in accordance with the terms of the plan. The company may from time to time enter into Rule 10b5-1 trading plans to facilitate the repurchase of its Class A common stock pursuant to its share repurchase program.
The company cannot predict when or if, or at what prices, it will repurchase any shares of Class A common stock as such stock repurchase program will depend on a number of factors, including constraints specified in any Rule 10b5-1 trading plans, price, general business and market conditions, the terms of the company's debt agreements and alternative investment opportunities. Further, the stock repurchase program may be suspended or terminated at any time by the company without prior notice. Information regarding share repurchases will be available in the company’s periodic reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.

Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of Section 21E of the Exchange Act , as amended. Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “hope”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strive”, “seeks”, “plans”, “would”, “will”, “understand” and similar words are intended to identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include but are not limited to, statements regarding our future operating results, financial position and guidance, our business strategy and plans, our objectives for future operations, our strategic partnership with EDF, the closure of our lasers business, macroeconomic trends, trends in cancer care, nuclear power and small modular reactor, foreign exchange, interest rate and inflation expectations, any future mergers, acquisitions, divestitures and strategic investments, including the completion and integration of previously completed transactions, and our future share capitalization. These forward-looking statements, including any financial guidance, do not reflect, and make no positive or negative assumptions regarding, any policies, laws or regulations that may be introduced, promulgated or implemented by the newly elected United States president or Congress. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including changes in domestic and foreign business, market, economic, financial, political and legal conditions, including related to matters affecting Russia, the relationship between the United States and China, conflict in the Middle East and risks of slowing economic growth or economic recession in the United States and globally; developments in the government budgets (defense and non-defense) in the United States and other countries, including budget reductions, sequestration, implementation of spending limits or changes in budgetary priorities, delays in the government budget process, a U.S. government shutdown or the U.S. government’s failure to raise the debt ceiling; risks related to the public’s perception of nuclear radiation and nuclear technologies; risks related to the continued growth of our end markets; our ability to win new customers and retain existing customers; our ability to realize sales expected from our backlog of orders and contracts; risks related to governmental contracts; our ability to mitigate risks associated with long-term fixed price contracts, including risks related to inflation; risks related to information technology system failures or other disruptions or cybersecurity, data security or other security threats; risks related to the implementation and enhancement of information systems; our ability to manage our supply chain or difficulties with third-party manufacturers; risks related to competition; our ability to manage disruptions of, or changes in, our independent sales representatives, distributors and original equipment manufacturers; our ability to realize the expected benefit from strategic transactions, such as acquisitions, divestitures, investments and partnerships, including any synergies, or internal restructuring and improvement efforts; our ability to issue debt, equity or equity-linked securities in the future; risks related to changes in tax law and ongoing tax audits; risks related to future legislation and regulation both in the United States and abroad; risks related to the costs or liabilities associated with product liability claims; risks related to the uncertainty of legal claims, litigation, arbitration and similar proceedings; our ability to attract, train and retain key members of our leadership team and

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other qualified personnel; risks related to the adequacy of our insurance coverage; risks related to the global scope of our operations, including operations in international and emerging markets; risks related to our exposure to fluctuations in foreign currency exchange rates, interest rates and inflation, including the impact on our debt service costs; our ability to comply with various laws and regulations and the costs associated with legal compliance; risks related to the outcome of any litigation, government and regulatory proceedings, investigations and inquiries; risks related to our ability to protect or enforce our proprietary rights on which our business depends or third-party intellectual property infringement claims; liabilities associated with environmental, health and safety matters; our ability to predict our future operational results; the effects of health epidemics, pandemics and similar outbreaks may have on our business, results of operations or financial condition; and the amount, timing, price or form of share repurchases, if any, that we may make. Further information on risks, uncertainties and other factors that could affect our financial results are included in the filings we make with the United States Securities and Exchange Commission (the “SEC”) from time to time, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and other periodic reports filed or to be filed with the SEC.

You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information
In addition to our results determined in accordance with GAAP, we believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding our previously reported non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to full reconciliations, non-GAAP definitions and forward-looking statements available in the 3Q 2024 earnings presentation (link) and the 2024 Investor Day presentation to be posted on ir.mirion.com.
Channels for Disclosure of Information
Mirion intends to announce material information to the public through the Mirion Investor Relations website ir.mirion.com, SEC filings, press releases, public conference calls and public webcasts. Mirion uses these channels, as well as social media, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information Mirion posts on social media could be deemed to be material information. As such, Mirion encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on Mirion’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which Mirion will announce information will be posted on the investor relations page on Mirion’s website.
About Mirion
Mirion (NYSE: MIR) is a global leader in radiation safety, science and medicine, empowering innovations that deliver vital protection while harnessing the transformative potential of ionizing radiation across a diversity of end markets. The Mirion Technologies group provides proven radiation safety technologies that operate with precision – for essential work within R&D labs, critical nuclear facilities, and on the front lines. The Mirion Medical group solutions help enhance the delivery and ensure safety in healthcare, powering the fields of Nuclear Medicine, Radiation Therapy QA, Occupational Dosimetry, and Diagnostic Imaging. Headquartered in Atlanta (GA – USA), Mirion employs approximately 2,800 people and operates in 12 countries. Learn more at mirion.com.

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Contacts
For investor inquiries:
Eric Linn
ir@mirion.com
For media inquiries:
Erin Schesny
media@mirion.com